UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 12, 2003


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

     On March 12, 2003, Calpine Corporation announced that the Staff of The Securities and Exchange Commission (SEC) has concluded its review of the accounting for two power sales contracts. As a result, no adjustments to the financial statements related to these contracts will be required.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

     99.0 Press release dated March 12, 2003 - Calpine Resolves Accounting Treatment For Two Power Contracts


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  March 12, 2003

EXHIBIT 99.0

NEWS RELEASE                                               CONTACTS 408-995-5115
                                        Media Relations: Katherine Potter, X1168
                                         Investor Relations: Rick Barraza, X1125


                      CALPINE RESOLVES ACCOUNTING TREATMENT
                             FOR TWO POWER CONTRACTS

         No Financial Statement Adjustments Required For These Contracts

     (SAN JOSE, CALIF.) March 12, 2003 - Calpine Corporation [NYSE:CPN] today announced that the Staff of The Securities and Exchange Commission (SEC) has concluded its review of the accounting for two power sales contracts. As a result, no adjustments to the financial statements related to these contracts will be required.

     Last month, Calpine contacted the SEC seeking their review and concurrence on the appropriate accounting treatment for two power sales contracts, which were entered into with third parties during 2001. Both Deloitte & Touche LLP, the company's independent auditor, and Calpine's former independent auditor had concurred that the company's accounting treatment for the revenue from these contracts was acceptable.

     Based in San Jose, Calif., Calpine Corporation is a leading North American power company that is dedicated to providing wholesale and industrial customers with clean, efficient, natural gas-fired power generation. It generates and markets power from plants it develops, owns, leases and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine is also the world's largest producer of renewable geothermal energy, and it owns approximately one trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements such as those concerning Calpine Corporation's ("the Company") expected financial performance and its strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, such as, but not limited to risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.